UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020
BIOGEN INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	BIIB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On June 3, 2020, Biogen Inc. (the "Company") held its 2020 Annual Meeting of Stockholders. The final voting results for this meeting are as follows:

1.
Stockholders elected twelve nominees to the Board of Directors to serve for a one-year term extending until the 2021 annual meeting of stockholders and their successors are duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alexander J. Denner	109,578,677	24,115,678	139,938	11,528,918
Caroline D. Dorsa	114,393,693	19,315,657	124,943	11,528,918
William A. Hawkins	116,756,044	16,923,793	154,456	11,528,918
Nancy L. Leaming	114,725,734	18,984,269	124,290	11,528,918
Jesus B. Mantas	114,803,547	18,888,530	142,216	11,528,918
Richard C. Mulligan	114,489,400	19,208,581	136,312	11,528,918
Robert W. Pangia	110,981,253	22,721,168	131,872	11,528,918
Stelios Papadopoulos	105,915,276	26,978,888	940,129	11,528,918
Brian S. Posner	114,139,581	19,556,217	138,495	11,528,918
Eric K. Rowinsky	106,914,175	26,782,624	137,494	11,528,918
Stephen A. Sherwin	116,603,647	17,082,790	147,856	11,528,918
Michel Vounatsos	114,368,788	19,205,777	259,728	11,528,918

2.
Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
142,634,499	2,547,394	181,318	—

3.	Stockholders approved the advisory vote on executive compensation, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,965,295	22,518,791	350,207	11,528,918

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Biogen Inc.
By: /s/ F. Ty Edmondson
F. Ty Edmondson
Chief Corporate and Compliance Counsel and Assistant Secretary
Date: June 5, 2020